UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: July 27, 2012
(Date of earliest event reported)

VISTA GOLD CORP.
(Exact Name of Registrant as Specified in Charter)

Yukon Territory, Canada
(State or Other Jurisdiction of Incorporation)

1-9025 (Commission File Number)	Not Applicable (IRS Employer Identification No.)

7961 SHAFFER PARKWAY, SUITE 5, LITTLETON, COLORADO 80127
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code:   (720) 981-1185

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02. Unregistered Sales of Equity Securities

On July 27, 2012, Vista Gold Corp. (“Vista” or the “Corporation”) closed a private placement of units (“Units”). The Corporation issued an aggregate of 5,000,000 Units, for gross proceeds of U.S.$15,000,000. The proceeds from the financing will be used for ongoing technical evaluations and engineering studies, exploration/resource conversion drilling and water treatment at the Mt. Todd gold project in Northern Territory, Australia and for general corporate purposes.

Each Unit consists of one common share in the capital of the Corporation (a “Common Shares”) and one-half of one Common Share purchase warrant (each full warrant, a “Warrant”).  Each Warrant entitles the holder thereof to purchase one Common Share at a price of U.S.$3.60 until two years from the closing of the private placement upon receipt of necessary regulatory approvals.  The Warrants are governed by a Warrant Indenture between the Company and Computershare Trust Company of Canada dated July 27, 2012, which is filed herewith as Exhibit 4.1.

In addition, Vista issued a total of 166,667 compensation warrants (each compensation warrant being exercisable for two years from the closing of the private placement upon receipt of necessary regulatory approvals, to acquire one Common Share at a price of U.S.$3.18) to the agents and finders that provided services in connection with the financing.

The above-described securities have not been registered under the U.S. Securities Act of 1933, as amended, (the “U.S. Securities Act”) or any state securities laws of any state of the United States. The Units were issued to qualified accredited investors based on the representations of such investors to the Corporation pursuant to the exclusion from the registration requirements of the U.S. Securities Act provided by Regulation S under the U.S. Securities Act and pursuant to the exemption from the registration requirements of the U.S. Securities Act provided by Regulation D under the U.S. Securities Act.

Item 7.01 Regulation FD

On July 30, 2012, the Company issued a press release announcing that it closed its previously announced private placement of units (the “Units”).  The Company completed the sale of 5,000,000 Units for gross proceeds of US$15,000,000 (the “Offering”).  Each Unit consists of one common share in the capital of the Company (a “Common Share”) and one-half of one Common Share purchase warrant (each full warrant, a “Warrant”).  Each Warrant entitles the holder thereof to purchase one Common Share at a price of US$3.60 until July 27, 2014.

In connection with the Offering, the Company paid cash commissions in the aggregate of $500,000 and issued a total of 166,667 compensation warrants (“Compensation Warrants”) to finders that provided services in respect of subscriptions for 3,333,334 Units.  Each Compensation Warrant entitles the holder thereof to purchase one Common Share at a price of US$3.18 until July 27, 2014.

A copy of the press release is attached to this report as Exhibit 99.1. In accordance with General Instruction B.2 of Form 8-K, the information set forth herein and in the press release is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended. The information set forth in Item 7.01 of this report shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD

Item 9.01 Exhibits

4.1           Warrant Indenture between the Company and Computershare Trust Company of Canada, dated July 27, 2012

99.1         Press Release dated July 30, 2012, previously filed as Exhibit 99.1 to the Company’s Form 8-K as filed with the Commission on August 1, 2012*

*The Exhibit relating to Item 7.01 is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.

SIGNATURES

In accordance with the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 22, 2012	VISTA GOLD CORP. (Registrant) By: /s/ John F. Engele John F. Engele Chief Financial Officer

EXHIBIT INDEX

Exhibit     Description
Number

4.1           Warrant Indenture between the Company and Computershare Trust Company of Canada, dated July 27, 2012

99.1         Press Release dated July 30, 2012, previously filed as Exhibit 99.1 to the Company’s Form 8-K as filed with the Commission on August 1, 2012*